UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 21, 2006

DISCOVERY PARTNER INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9640 Towne Centre Drive San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 455-8600

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 21, 2006 Discovery Partners International, Inc. issued a press release announcing, among other things, its financial results for the year and quarter ended December 31, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

A script of the comments of the acting Chief Executive Officer and Chief Financial Officer of Discovery Partners International, Inc. from the conference call to discuss financial results for the year and quarter ended December 31, 2005 is attached as Exhibit 99.2 to this Current Report.

The information in this Item 2.02 and Item 9.01, and Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

99.1	Press release dated February 21, 2006 of Discovery Partners International, Inc.
99.2

Script of the comments of the acting Chief Executive Officer and Chief Financial Officer of Discovery Partners International, Inc. from the conference call to discuss earnings for the year and quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY PARTNERS INTERNATIONAL, INC.

Date: February 21, 2006	By:	/s/	CRAIG KUSSMAN
Craig Kussman
Chief Financial Officer, Senior Vice President
Finance and Administration and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated February 21, 2006 of Discovery Partners International, Inc.

99.2

Script of the comments of the acting Chief Executive Officer and Chief Financial Officer of Discovery Partners International, Inc. from the conference call to discuss earnings for the year and quarter ended December 31, 2005.